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                                                                   EXHIBIT 99.1
                              [CONCORD CAMERA LOGO]


CONTACT:
CONCORD CAMERA CORP.
BLAINE ROBINSON
VICE PRESIDENT FINANCE AND TREASURER
(954) 331-4238


       CONCORD CAMERA CORP. ANNOUNCES THE FILING OF ITS ANNUAL REPORT ON
                FORM 10-K FOR THE FISCAL YEAR ENDED JULY 1, 2006


HOLLYWOOD, FLORIDA - September 14, 2006 - Concord Camera Corp. ("Concord" or "Company") (NASDAQ: LENS) today reported financial results for the fourth quarter and fiscal year ended July 1, 2006 ("Fiscal 2006") and announced that it filed its Annual Report on Form 10-K for Fiscal 2006 with the Securities and Exchange Commission (see attached tables).

ABOUT CONCORD CAMERA CORP.

Concord Camera Corp., through its subsidiaries, is a global provider of popularly priced, single-use, digital and 35mm traditional film cameras. Concord markets and sells its cameras under the trademarks POLAROID, CONCORD, CONCORD EYE Q and JENOPTIK through in-house sales and marketing personnel who make the majority of the direct sales to its customers and by use of independent sales representatives to serve specific geographic areas worldwide. The POLAROID trademark is owned by Polaroid Corporation and is used by Concord under license from Polaroid. CONCORD and CONCORD EYE Q are trademarks and/or registered trademarks of Concord Camera Corp. in the United States and/or other countries. The JENOPTIK trademark is owned by Jenoptik AG and is used by Concord under license from Jenoptik AG. Learn more about Concord Camera Corp. at www.concord-camera.com.

Except for the historical information contained herein, statements in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect the Company's business and prospects, including the risks discussed under "Risk Factors" and disclosures in the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2006 and subsequently filed reports. Such forward-looking statements include, without limitation, statements regarding expected cost reductions, anticipated or expected results of the implementation of the Company's restructuring initiatives, cost-reduction initiatives, and new business initiatives, anticipated financial benefits of de-emphasizing the sale of digital cameras and eliminating its reliance on internally designed and manufactured digital cameras and increasing the design, co-development and purchase of digital cameras from outsourced manufacturers, the viability of marketing and selling digital cameras and competing in the digital camera market, the cost structure requirements needed to maintain a presence in the digital camera market and to market and sell digital cameras, the development of its business, anticipated revenues or capital expenditures, its ability to improve gross margin percentages on the sale of its products and projected profits or losses. Any forward-looking statements contained in this press release represent our estimates only as of the date hereof, or as of such earlier dates as are indicated, and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements in the future, we disclaim any intent or obligation to do so, even if our estimates change.


                                  ### #### ###

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CONCORD CAMERA CORP. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)


                                                                                          JULY 1,         JULY 2,
                                                                                           2006            2005
                                                                                        ---------        ---------
Assets
Current Assets:
     Cash and cash equivalents                                                          $   6,795        $   8,016
     Restricted cash                                                                        8,264                -
     Short-term investments                                                                23,550           35,200
     Accounts receivable, net                                                              16,648           31,860
     Inventories                                                                           28,260           36,382
     Deferred compensation assets                                                             372            8,711
     Prepaid expenses and other current assets                                              2,905            2,708
                                                                                        ---------        ---------
                           Total current assets                                            89,794          122,877
Property, plant and equipment, net                                                         13,778           16,672
Other assets                                                                                4,170            7,207
                                                                                        ---------        ---------
                           Total assets                                                 $ 104,742        $ 146,756
                                                                                        =========        =========

Liabilities and Stockholders' Equity
Current Liabilities:
     Short-term borrowings under financing facilities                                   $       -        $   2,936
     Accounts payable                                                                      23,366           32,257
     Accrued expenses                                                                      14,711           14,108
     Deferred compensation liabilities                                                        315            8,688
     Other current liabilities                                                              1,559            3,127
                                                                                        ---------        ---------
                           Total current liabilities                                       39,951           61,116
Other long-term liabilities                                                                 1,824            3,337
                                                                                        ---------        ---------
                           Total liabilities                                               41,775           64,453
Commitments and contingencies

Stockholders' equity:
     Blank check preferred stock, no par value,
         1,000 shares authorized, none issued                                                   -                -
     Common stock, no par value, 100,000 shares
         authorized; 30,925 shares issued
         as of July 1, 2006 and July 2, 2005                                              143,518          143,518
     Additional paid-in capital                                                             5,128            4,853
     Deferred share arrangement                                                               624              624
     Accumulated deficit                                                                  (80,686)         (61,075)
                                                                                        ---------        ---------
                                                                                           68,584           87,920
     Less: treasury stock, at cost, 1,735
         shares as of July 1, 2006 and July 2, 2005                                        (4,993)          (4,993)
        Less: common stock held in trust, 509
         shares as of July 1, 2006 and July 2, 2005                                          (624)            (624)
                                                                                        ---------        ---------
                           Total stockholders' equity                                      62,967           82,303
                                                                                        ---------        ---------
                           Total liabilities and stockholders' equity                   $ 104,742        $ 146,756
                                                                                        =========        =========



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CONCORD CAMERA CORP. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)


                                        FOR THE QUARTER ENDED
                                             (UNAUDITED)                    FOR THE FISCAL YEAR ENDED
                                     ----------------------------          ----------------------------
                                       JULY 1,           JULY 2,            JULY 1,            JULY 2,
                                        2006              2005               2006               2005
                                     ---------          ---------          ---------          ---------
Net sales                            $  32,964          $  50,851          $ 137,529          $ 174,348

Cost of products sold                   28,310             47,993            122,928            180,130
                                     ---------          ---------          ---------          ---------
Gross profit (deficit)                   4,654              2,858             14,601             (5,782)
Selling expenses                         3,701              4,170             13,895             16,846
General and
administrative expenses                  5,006              5,398             20,978             22,948
                                     ---------          ---------          ---------          ---------
Operating loss                          (4,053)            (6,710)           (20,272)           (45,576)
Interest expense                            60                164                374                931
Other (income)
     expense, net                         (659)               911             (1,142)            (1,770)
                                     ---------          ---------          ---------          ---------
Loss before income taxes                (3,454)            (7,785)           (19,504)           (44,737)
Provision (benefit) for
     income taxes                         (121)               (64)               107                186
                                     ---------          ---------          ---------          ---------
Net loss                             $  (3,333)         $  (7,721)         $ (19,611)         $ (44,923)
                                     =========          =========          =========          =========
Basic and diluted loss per
common share                         $   (0.11)         $   (0.26)         $   (0.67)         $   (1.54)
                                     =========          =========          =========          =========

Weighted average
common shares
outstanding -basic and
diluted                                 29,190             29,190             29,190             29,157
                                     =========          =========          =========          =========
